Accountant's Letterhead

Exhibit  23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-8 of our 10K-SB report dated March ______, 2001, relating to the financial statements of Call-Solutions, Inc. as of December 31, 2000.




/s/  Kahn,  Boyd  &  Levychin,  LLP
-------------------------------------
     Kahn,  Boyd  &  Levychin,  LLP
     Certified  Public  Accountants


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